UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road Suite 1100 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07	Submission of Matters to a Vote of Security Holders.

Battalion Oil Corporation (the “Company”) held its Annual Meeting of Stockholders on February 7, 2024, (the “2023 Annual Meeting”), at which the Company’s stockholders voted to elect six nominees to serve as directors of the Company until the next annual meeting of stockholders, and until their successors are elected and qualified or until their earlier resignation, removal from office, death or incapacity.

The election of each of the six directors was approved as follows:

Proposal 1 —
Nominees for Directors	Votes For	Withheld
Jonathan D. Barrett	13,910,788	404,316
David Chang	13,978,582	336,522
Gregory S. Hinds	13,989,559	325,545
Ajay Jegadeesan	13,987,523	327,581
William D. Rogers	13,411,863	903,241
Matthew B. Steele	13,990,088	325,016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

February 7, 2024	By:	/s/ Walter R. Mayer
	Name:	Walter R. Mayer
	Title:	Senior Vice President, General Counsel and Corporate Secretary

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